EXHIBIT 10.71

SOLICITATION AMENDMENT Solicitation Number: RFP YH09-0001 Amendment Number One Solicitation Due Date: March 28, 2008, 3:00 PM (MST)

  Arizona Health Care Cost Containment
  System (AHCCCS)
  701 East Jefferson
  Phoenix, Arizona 85034

  Solicitation Contact Person:
  Michael Veit, Contracts and Purchasing
  Administrator
  E-mail: Michael.Veit@azahcccs.gov

A signed copy of this amendment must be returned with the proposal and received by AHCCCSA on or prior to the Solicitation due date and time.  This solicitation is amended as follows:

1.	AMENDSection C. DEFINITIONS to reflect correct reference for WWHP as follows: “(See AMPM Chapter 300, Section 320).”

2.

AMENDSection D. ¶16 STAFF REQUIREMENTS AND SUPPORT SERVICES to include a new second sentence in subparagraph 2 “All staff or functions designated with an asterisk must be located within the State of Arizona at all times throughout the term of the Contract.”

3.

REPLACESection D. ¶16 STAFF REQUIREMENTS AND SUPPORT SERVICES third sentence of subparagraph 3 with the following: “The Contractor must obtain approval from AHCCCS prior to moving any functions not designated with an asterisk outside the State of Arizona after Contract initiation.”

4.

ADDSection D. ¶38 CLAIM PAYMENT/HEALTH INFORMATION SYSTEM subparagraph 6 below second bullet of subparagraph 5 which will read “The findings of the audits described above must be documented and any deficiencies noted in the resulting reports must be met with corrective action.”

5.

AMENDSection D. ¶38 CLAIMS PAYMENT/HEALTH INFORMATION SYSTEM subparagraph 15 to read as follows: “…with 50,000 or more members shall ensure that for each form type (Dental/Professional/Institutional), 95% of all clean claims are adjudicated within 30 days of receipt of the clean claim and 99% are adjudicated within 60 days of receipt of the clean claim. Unless a subcontract specifies otherwise, a Contractor with fewer than 50,000 members shall ensure that for each form type (Dental/Professional/Institutional), 90% of all clean claims are adjudicated within 30 days of receipt of the clean claim and 99% are adjudicated within 60 days…”

6.

AMENDSection E. ¶8 INDEMNIFICATION final two sentences will now read as follows: “…shall be responsible for its own negligence and/or willful misconduct. Each party to this contract is responsible for its own negligence and/or willful misconduct.”

7.

AMENDSection E. ¶19 TEMPORARY MANAGEMENT/OPERATION OF A CONTRACTION AND TERMINATION subparagraph 3, final sentence will  now read as follows: “…proceeding in which the Contractor may be a third party; such powers shall only apply with respect to activities occurring after AHCCCS undertakes direct operation of the Contractor in connection with this Section.”

8.	AMENDSection G. REPRESENTATIONS AND CERTIFICATIONS OF OFFEROR “Offeror General Information” pagination reference to read as follows: “(Page 1 of 1)”

9.	REPLACESection I. INSTRUCTIONS TO OFFERORS with Attachment A of this Solicitation Amendment (#1) within the ACUTE CARE RFP YH09-0001.

10.

REPLACESection I. ¶ 6 AMENDMENTS TO RFP second sentence with the following: “Receipt of solicitation amendments must be acknowledged by signing and returning the signature pages of each amendment with the proposal submission to the Solicitation Contact Person listed in Section A.”

11.

REPLACESection I. ¶14 CONTENTS OF OFEEROR’S PROPOSAL subparagraph 5, second sentence beginning “For example…” with the following sentence: “For example, “Network” would begin with the page number following the last page number in “General Matters”.”

12.

AMENDSection I . ¶14 CONTENTS OF OFFEROR’S PROPOSAL Submission Requirement #28 to read as follows: “Describe existing or planned relationships with Medicare plans (MA, MAPDP or PDP) that will allow for coordination of care between Medicare and Medicaid services.” No changes made to references.

13.	ADDSection I. ¶14 CONTENTS OF OFFEROR’S PROPOSAL to Submission Requirement #43 the following parenthetical notation after the concluding sentence of paragraph 1: “(not to exceed 10 pages total)”

14.

ADDSection I. ¶CONTENTS OF OFFEROR’S PROPOSAL to Submission Requirement #45 the following parenthetical notation after the concluding sentence of paragraph 1: “(no page limit)”; and the following third bullet point: “Provide (in parentheses next to title) the physical location of each functional area.”

15.

ADDSection I. ¶14 CONTENTS OF OFFEROR’S PROPOSAL to Submission Requirement #47 the following parenthetical notation after the concluding sentence of paragraph 1: “(narrative response limited to 3 pages; tables may exceed this limit).”

16.

ADDSection I. ¶14 CONTENTS OF OFFEROR’S PROPOSAL to Submission Requirement #50 the following parenthetical notation after the concluding sentence of paragraph 1: “(narrative response limited to 3 pages; tables may exceed this limit).”

17.	REMOVEAttachment B. MINIMUM NETWORK STANDARDS under District 2 of Hospitals in Tucson Metropolitan Area the following hospital requirement: El Dorado Hospital.

18.

REPLACEAttachment E. INSTRUCTIONS FOR PREPARING CAPITATION PROPOSAL Paragraph 2, Sentence 2, with the following: “In the event that the Web Tool bid submission differs from the bid submission included with Section B of the RFP, the hard copy submission will prevail.”

19.

REPLACEAttachment J. OFFEROR’S CHECKLIST with Attachment B of this Solicitation Amendment (#1) within the ACUTE CARE RFP YH009-0001.  Amended to include acknowledgement of Solicitation Amendments under I. General Matters; and to include a listing of GSAs bid under VI. Other.

20.	INCORPORATEthe Questions and Responses, Attachment C to this Solicitation Amendment (#1), as part of the ACUTE CARE RFP YH009-0001.

Offeror hereby acknowledges receipt and understanding of this Solicitation Amendment.	This Solicitation Amendment is hereby executed this 29th day of February, 2008, in Phoenix, Arizona.
/s/ Nancy Novick 3/17/08 NANCY NOVICK, CEO VHS Phoenix Health Plan, LLC	Michael Veit Contracts and Purchasing Administrator

SOLICITATION AMENDMENT Solicitation Number: RFP YH09-0001 Amendment Number Two Solicitation Due Date: March 28, 2008, 3:00 PM (MST)

  Arizona Health Care Cost Containment
  System (AHCCCS)
  701 East Jefferson
  Phoenix, Arizona 85034

  Solicitation Contact Person:
  Michael Veit, Contracts and Purchasing
  Administrator
  E-mail: Michael.Veit@azahcccs.gov

A signed copy of this amendment must be returned with the proposal and received by AHCCCSA on or prior to the Solicitation due date and time.  This solicitation is amended as follows:

1.

AMENDSection D. ¶1, TERM OF CONTRACT AND OPTION TO RENEW item “f.” in the listing to read as follows:

“Cooperation with any open reconciliation activities including, but not limited to, PPC, MED Prospective or SSDI-TMC until release has been granted by AHCCCS.”

2.

ADDSection D. ¶53, COMPENSATION below the subparagraph titled “Reconciliation of PPC Costs to Reimbursement” the following subparagraph:

“Reconciliation of Prospective MED costs to Reimbursement: AHCCCS will reconcile the Contractor’s prospective MED medical cost expenses to prospective MED net capitation paid to the Contractor for dates of service during the contract year being reconciled. This reconciliation will limit the Contractor’s profits and losses to 3%. Any losses in excess of 3% will be reimbursed to the Contractor, and likewise, profits in excess of 3% will be recouped. Encounter data will be used to determine medical expenses. Refer to the Prospective MED Reconciliation Policy included in the ACOM for further details.

For all Contractors, the PPC TWG population, both MED and non-MED, will be reconciled with the PPC reconciliation referred to above.”

3.	REPLACESection I. INSTRUCTIONS TO OFFEROR’S with Attachment A of this Soliciation Amendment (#2) with the ACUTE CARE RFP YH09-0001.

4.

REPLACESection I. ¶14, CONTENTS OF OFFEROR’S PROPOSAL Subsection III. CAPITATION, Subparagraph 2 with the following:

“Prior Period Coverage (PPC), MED Prospective, Delivery Supplement, SOBRA Family Planning, SSDI-TMC and State

Only Transplant rates will be set by the AHCCCS actuaries and not bid by the Contractor, See Section D, Paragraph 53,

Compensation, for information regarding risk sharing for the PPC time period, MED Prospective members and the SSDITMC members. All other risk groups will be subject to competitive bidding.”

5.

AMENDAttachment E. INSTRUCTIONS FOR PREPARING CAPTITATION PROPOSAL the listing of risk groups to exclude MED as follows:

1. TANF <1
2. TANF 1-13
3. TANF 14-44 Female
4. TANF 14-44 Male
5. TANF 45+
6. SSI with Medicare
7. SSI without Medicare
8. AHCCCS Care (Non-MED)

6.

AMENDSection E. CONTRACT CLAUSES Paragraph 26, Disputes, first sentence of subparagraph two to read “Except as provided by 9 A.A.C. Chapter 22, Article 6, the exclusive manner…” formerly read “Except as provided by 9 A.A.C. Chapter 28, Article 6, the exclusive manner…”

7.	REPLACEAttachment A. MINIMUM SUBCONTRACT PROVISIONS with Attachment B of this Solicitation Amendment (#2) within the ACUTE CARE RFP YH09-0001.

8.

REPLACEAttachment A. MINIMUM SUBCONTRACT PROVISIONS Paragraph 8, Confidentiality Requirement, with the following: “The Subcontractor shall safeguard confidential information in accordance with federal and state laws and regulations, including but not limited to, 42 CFR Part 431, Subpart F, ARS §36-107, 36-2903, 41-1959 and 46-135, AHCCCS Rules, the Health Insurance Portability and Accountability Act (Public Law 107-191, 110 Statutes 1936), and 45 CFR Parts 160 and 164.”

9.

REPLACEAttachment A. MINIMUM SUBCONTRACT PROVISIONS Paragraph 10, Contract Claims and Disputes, with the following: “Contract claims and disputes arising under A.R.S Title 36, Chapter 29 shall be adjudicated in accordance with AHCCCS Rules and A.R.S. §36-2903.01.”

10.

AMENDAttachment C. of Amendment #1 QUESTIONS AND RESPONSES, AHCCCS Response to Question Number 15, Sentence four to read “8.5%” where it formerly read “9%” as follows:

“Administrative trends are included at 8.5% of gross medical costs and 2% of gross medical for risk contingency.”

11.

ADDAttachment C. of Amendment #1 QUESTIONS AND RESPONSES, AHCCCS Response to Question Number 15, the following paragraph to the end of the Response:

“Based on continued analysis as part of the capitation rate range development and the resulting change in the base capitation rates since the last RFP rebase, AHCCCS has determined that a lower Administrative percentage is appropriate and will utilize 8.5% as the administrative percentage. Any policies, RFP amendments or other documentation that refer to a 9% Administrative percentage will be changed to read 8.5%. However, the Administrative Cost Percentage for the Financial Viability Standards referred to in Section D, Paragraph 50, will remain at 10%.”

12.	INCORPORATEthe Questions and Responses, Attachment C to this Solicitation Amendment (#2), as part of the ACUTE CARE RFP YH09-0001.

Offeror hereby acknowledges receipt and understanding of this Solicitation Amendment.	This Solicitation Amendment is hereby executed this 14th day of March, 2008, in Phoenix, Arizona.
/s/ Nancy Novick 3/17/08 NANCY NOVICK, CEO VHS Phoenix Health Plan, LLC	Michael Veit Contracts and Purchasing Administrator

SOLICITATION AMENDMENT Solicitation Number: RFP YH09-0001 Amendment Number Three Solicitation Due Date: March 28, 2008, 3:00 PM (MST)

  Arizona Health Care Cost Containment
  System (AHCCCS)
  701 East Jefferson
  Phoenix, Arizona 85034

  Solicitation Contact Person:
  Michael Veit, Contracts and Purchasing
  Administrator
  E-mail: Michael.Veit@azahcccs.gov

A signed copy of this amendment must be returned with the proposal and received by AHCCCSA on or prior to the Solicitation due date and time.  This solicitation is amended as follows:

1.

ADDSection I. ¶6, AMENDMENTS TO RFP after the last sentence of the paragraph the following language:

“Receipt of solicitation amendment #3, which will contain the response to submission requirements 12 (Capitation), 72 (Organization), and 73 (Organization), should be acknowledged by signing and returning the signature page on April 18thwith the response to these requirements and a copy of Attachment J(2) of this document “Checklist for April 18thSubmission”.”

2.

ADD Section I. ¶11, RFP MILESTONE DATES an asterisk next to the words “Proposals Due By 3:00PM MST” in the table of milestone dates and a paragraph of notation below the table of milestone dates stating the following:

“*The due date for Submission Requirements numbered 12 (Capitation), 72 (Organization) and 73 (Organization), will be April 18th at 3:00 PM MST. No late submissions will be accepted. Any submission of responses to these requirements that is received as part of the March 28th submission will be treated as confidential and not scored. Offerors may reclaim these submissions from the Contract Solicitation Person listed in Section A.

Offerors are encouraged to continue to check the Open RFPs section of the AHCCCS website for additional information.”

3.	ADDAttachment J(2) CHECKLIST FOR APRIL 18th SUBMISSION to the document from Attachment A of this Solicitation Amendment (#3) within the ACUTE CARE RFP YH09-0001.

Offeror hereby acknowledges receipt and understanding of this Solicitation Amendment.	This Solicitation Amendment is hereby executed this 26th day of March, 2008, in Phoenix, Arizona.
/s/ Nancy Novick 4/16/08 NANCY NOVICK, CEO VHS Phoenix Health Plan, LLC	Michael Veit Contracts and Purchasing Administrator

SOLICITATION AMENDMENT Solicitation Number: RFP YH09-0001 Amendment Number Four Solicitation Due Date: March 28, 2008, 3:00 PM (MST)

  Arizona Health Care Cost Containment
  System (AHCCCS)
  701 East Jefferson
  Phoenix, Arizona 85034

  Solicitation Contact Person:
  Michael Veit, Contracts and Purchasing
  Administrator
  E-mail: Michael.Veit@azahcccs.gov

A signed copy of this amendment must be returned with the proposal and received by AHCCCSA on or prior to the Solicitation due date and time.

Amendment #3 to the RFP extending the Capitation Bid and Related Finance Submissions resulted from changes made to the Reinsurance Offsets and further clarifications/changes to the proposed risk adjustment that will be applied to the capitation rates.

New reinsurance offsets will be posted to the Bidder’s Library, Section N, Reinsurance Offsets, no later than April 2, 2008. The Bid Submission Tool will be updated by the AHCCCS Information Systems Division to accommodate the revised reinsurance offsets shortly thereafter.

See also Section F – Bid Submission Information in the Bidder’s Library for further information regarding the Capitation Bid Submission.

Questions regarding the information in Amendment #4 ONLY will be accepted in the format previously communicated through this document and previous amendments and are due to AHCCCS by noon Monday, April 7th. Answers will be posted on the RFP Website by Thursday, April 10th. Any questions deemed by AHCCCS to be unrelated to Amendment #4 will be disregarded.

This solicitation is amended as follows:

1.

REPLACESection D. ¶53, COMPENSATION subparagraph 5 after list 2 with the following language:

“AHCCCS will be utilizing a national episodic/diagnostic risk adjustment model that will be applied to all Contractor specific capitation rates for all non-reconciled risk groups. Further methodology details will be shared with the Contractor prior to implementation.

Given anticipated membership changes that may be occurring due to the enhanced auto-assignment discussed in Section I Paragraph 9, Award of Contract, AHCCCS anticipates applying these risk factors by April 1, 2009 retroactively to the October 1, 2008, awarded capitation rates. For CYE 09, AHCCCS will apply approximately 80% of the capitation rate risk adjustment factor. Effective October 1, 2009, the full impact of the model will be applied.”

2.

ADDSection I. ¶11, RFP MILESTONE DATES two rows below “Proposals Due By 3:00PM MST” in the table of milestone dates that states the following:

Reponses to Submission Requirements 12, 72, and 73 by 3:00 P.M. MST*               April 18, 2008

Contracts Awarded                                                                                   No later than May 23, 2008

3.

ADDSection I. ¶14, CONTENTS OF OFFEROR’S PROPOSAL under section III. Capitation, Question 12, following the sentence reading “The Offeror should assume that all AHCCCS-covered medical services are included in the capitation rates.” the following language:

“Bidders are to bid rates by GSA and risk category reflecting the expected average monthly cost of an enrollee who has average demographic and health status using the data provided by AHCCCS in the Bidder’s Library. Bidders should not take into account their own unique membership demographic or diagnosis experience, but can factor in the anticipated impact of the Contractor’s unique medical management and/or unit cost experience.”

The sentence beginning “The Offeror must prepare and submit its capitation proposal…” now begins a separate paragraph in this section.

Offeror hereby acknowledges receipt and understanding of this Solicitation Amendment.	This Solicitation Amendment is hereby executed this 28th day of March, 2008, in Phoenix, Arizona.
/s/ Nancy Novick 4/16/08 NANCY NOVICK, CEO VHS Phoenix Health Plan, LLC	Michael Veit Contracts and Purchasing Administrator

SOLICITATION AMENDMENT

  Solicitation Number: RFP YH09-0001
   Amendment Number Five
  Solicitation Due Date: March 28, 2008, 3:00 PM (MST)

 Submission Due Date for Items Related to Amendments
 Three, Four and Five:
 April 18, 2008, 3:00 PM (MST)

  Arizona Health Care Cost Containment
  System (AHCCCS)
  701 East Jefferson
  Phoenix, Arizona 85034

  Solicitation Contact Person:
  Michael Veit, Contracts and Purchasing
  Administrator
  E-mail: Michael.Veit@azahcccs.gov

A signed copy of this amendment must be received by AHCCCSA, concurrent with the submission of submission requirements 12, 72, and 73, on or prior to April 18, 2008.

All submissions with regard to this amendment should follow the format and content requirements of Section I of this document.

This solicitation is amended as follows:

1.	REPLACESection I. INSTRUCTIONS TO OFFERORS with Attachment A of this Solicitation Amendment (#5) within the ACUTE CARE RFP YH09-0001.

2.

AMENDSection I. ¶6, AMENDMENTS TO RFP third sentence of the first subparagraph to read as follows: “Receipt of solicitation amendments #3, #4, and #5, with regard to the response to submission requirements 12 (Capitation), 72 (Organization), and 73 (Organization), should be acknowledged by signing and returning the signature pages on April 18th with the response to these requirements and a copy of Attachment J(2) of this document “Checklist for April 18thSubmission”.

3.	REPLACEAttachment J(2), CHECKLIST FOR APRIL 18th SUBMISSION with Attachment B of this Solicitation Amendment (#5) within the ACUTE CARE RFP YH09-0001.

4.	INCORPORATEthe Questions and Responses, Attachment C to this Solicitation Amendment (#5), as part of the ACUTE CARE RFP YH09-0001.

Offeror hereby acknowledges receipt and understanding of this Solicitation Amendment.	This Solicitation Amendment is hereby executed this 10th day of April, 2008, in Phoenix, Arizona.
/s/ Nancy Novick 4/16/08 NANCY NOVICK, CEO VHS Phoenix Health Plan, LLC	Michael Veit Contracts and Purchasing Administrator